LEGG MASON PARTNERS MONEY MARKET TRUST

SUPPLEMENT DATED MAY 18, 2009

TO THE PROSPECTUS DATED AUGUST 1, 2008 OF

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

The fund currently offers Exchange A shares. Effective June 2, 2009, the fund will cease offering Exchange A shares and all Exchange A shares will be converted to Class A shares. Effective that date, Class A shares will be available for purchase by individual and institutional investors, including eligible participants in broker sweep programs. In addition, Class A shares may be purchased by exchange of Class A shares from other funds sold by the distributor on and after June 2, 2009. All contrary information in the Prospectus is hereby superseded.

The following sections of the Prospectus are supplemented as follows effective as of June 2, 2009:

Choosing a class of shares to buy: Individual and institutional investors, including eligible participants in broker sweep programs, can generally purchase Class A shares of the fund. Class A shares may also be acquired through exchange.

Investment minimums: Class A shares have the same investment minimum initial/additional investment amounts as that shown for Exchange A shares, except that there are no minimum initial/additional investment amounts for eligible participants in broker sweep programs.

Comparing the funds’ classes: Because Class A shares will now be available for exchange from Class A shares of other funds sold by the distributor, the following will apply: If you purchased shares by exchange of shares from another fund sold by the distributor that were subject to a contingent deferred sales charge, your shares continue to be subject to the original fund’s contingent deferred sales charge.

Sales charges: Class A shares have the same sales charges as that shown for Exchange A shares.

Institutional investors: Class A shares are available to institutional investors to the same extent as shown for Exchange A shares.

WASX011828